                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 23, 1998

                         FIRST SENTINEL BANCORP, INC.
            ------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                    000-23809                22-3566151
----------------------------     ---------------------    ------------------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)     (I.R.S. EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NO.)


                         1000 WOODBRIDGE CENTER DRIVE
                            Woodbridge, New Jersey
                   ----------------------------------------
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                     07095
                                  ----------
                                  (ZIP CODE)

                                (732) 726-9700
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

                          FIRST SOURCE BANCORP, INC.
         -------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.
----------------------

First Source Bancorp, Inc. (the "Registrant ") has changed its name to "First Sentinel Bancorp, Inc." An amendment to the Registrant's Certificate of Incorporation was approved by stockholders of the Registrant at a special meeting held on December 16, 1998, and was filed with the State of Delaware on December 23, 1998. First Sentinel will continue to be listed on the Nasdaq National Market under the symbol "FSLA."



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  FIRST SENTINEL BANCORP, INC.


                                  By: /s/ John P. Mulkerin
                                     --------------------------------------
                                      John P. Mulkerin
                                      President and Chief Executive Officer

DATE:  January 6, 1999